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                                                                EXHIBIT 10.3


                                UNIVERSITY BANK

                           401(k) PROFIT SHARING PLAN





                                      -94-

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                      VOLUME SUBMITTER ADOPTION AGREEMENT

        SALARY REDUCTION/401(k) PROFIT SHARING RETIREMENT PLAN AND TRUST


                                        PLAN
                                      ---------
                                       SECTION
                                      ---------
    INSTRUCTIONS                      REFERENCE                              PLAN PROVISION
--------------------                  ---------              ---------------------------------------------
1A. Insert the name to be used in        1.39                 1. A. Name of the Plan
    the title of the Plan.
                                                                    The name of the Plan is University Bank 401(k)
                                                                    Profit Sharing Plan.
B.  Insert the three-digit number
    used to identify the Plan.                                   B. The Plan number is 001.

2A. Fill in the exact legal name         1.46                 2. Sponsor
    of the Sponsor.  If the Sponsor
    is a proprietorship, fill in                                 A. The Sponsor is University Bank.
    the name of the individual.
                                                                 B. The address of the Sponsor is:
                                                                    959 Maiden Lane
                                                                    Ann Arbor, MI 48105

                                                                 C. The telephone number of the Sponsor is (313) 741-5858.

                                                                 D. The Employer Identification Number of the Sponsor is
                                                                    38-0875820.

                                                                 E. The Nature of the Sponsor's business is Bank.

                                                                 F. The Sponsor's fiscal year is the 12-month period
                                                                    ending on December 31.

                                                                 G. The Sponsor is
                                                                     (1) /X/ a C corporation
                                                                     (2) / / an S corporation
                                                                     (3) / / a partnership
                                                                     (4) / / a proprietorship

3A. Insert the effective date of         1.13                 3. Effective Date
    the Plan. (Generally the
    effective date should be the                                 A. The Effective Date of the Plan is January 1, 1996.
    first day of the first plan
    year beginning after December 31,
    1988.)

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B. Insert the                    B. The original effective date of the Plan is
effective date of                  N/A.
the earliest                       ----
predecessor of the
Plan, if any.  If
there is no
predecessor, insert
"N/A".

4. Insert the name,    1.49    4.  Trustee
address and
telephone number of              A. The Trustee is Jodi L. Geeting.
the Trustee.
                                 B. The address of the Trustee is:
                                    University Bank
                                    959 Maiden Lane
                                    Ann Arbor, MI 48105

                                 C. The telephone number of the Trustee is
                                    (313) 741-5858.

5. Choose A, B or      1.41  5.  The Plan Year is the twelve consecutive
C.  If you choose                month period (or shorter period in the event
C, fill in the                   of a change in the Plan Year) ending on --
applicable month
and day.                         A. / / The last day of the Sponsor's fiscal
                                        year

                                 B.  /X/ December 31

                                 C. Other:__________________.

                       1.07  6.  Compensation:  For the purpose of
                                 allocating Employer Contributions to a
                                 Participant's Individual Account, the
                                 definition of Compensation shall be modified as follows:

6A. Choose as many               A.  Compensation is modified as follows:
of the modifications as
you desire.  If you                  (1) / / Compensation shall not exceed ____.
choose  (1), complete the
blank. If you choose (2),            (2) / / Compensation excludes:
select (a), (b) or
(c) or any                               (a) bonuses
combination.
                                         (b) all commissions

                                         (c) overtime pay

B. Choose (1) or (2).            B. Compensation includes Compensation --

                                    (1) / / For the whole Plan Year whether or
                                            not


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

* FOR EMPLOYEES                               the Employee is a Participant for
BECOMING PARTICIPANTS                         the whole year.
ON AUGUST 1, 1996,
COMPENSATION                          (2) /X/ Only for that part of the Plan
INCLUDES THAT                                 Year during which the Employee is
WHICH IS EARNED                               a participant.*
DURING THE ENTIRE
1996 PLAN YEAR.

C. Choose (1) or (2).               C. Compensation shall include contributions
                                       made pursuant to a salary reduction
                                       agreement which are not includable in the
                                       gross income of the Employee under
                                       Sections 125, 402(a)(8), 402(h), or
                                       403(b) of the Internal Revenue Code.

                                       (1) /X/ Yes

                                       (2) / / No


7. Choose A or B.         1.16       7. Employee -- The term Employee includes a
                                        Leased Employee of the Employer.

                                        A. / / Yes

                                        B. /X/ No


8. Choose A or B.         1.11       8. Early Retirement Age
   If you choose B,                     A. /X/ There is no Early Retirement
   select the                                  Age.
   appropriate
   requirement and                      B. / / There is an Early Retirement Age,
   complete its                                and it requires one of the
   blanks.                                     following

                                           (1) / / Age   .

                                           (2) / / Age   and   Years of Service.

                                           (3) / / Other:    .


9. Choose A, B or C.       1.36     9. Normal Retirement Age

                                       A. /X/ Age 65.

                                       B. / / Age   and  Years of Service.

                                       C. / / Other:.


10. If you do not want     1.10   10. Disabled
to automatically
provide a fully-vested                 A. / / The Plan makes no special
benefit to a Disabled                     provision for





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
    Participant, check A, and Disabled                          Disabled Participants.
    Participants will be treated as any
    other terminated Participant. If                     B. / / The Plan makes special provision for Disabled Participants.
    you want to automatically provide a                         A Participant is Disabled if he is determined by the Plan
    fully-vested benefit to a Disabled                          Administrator to meet one or more of the following requirements:
    Participant, choose B. If you choose
    B, select (1), (2), (3), (4) or any                     (1) /X/ The Participant is receiving disability benefits under the
    combination. If you select (4),                                 Social Security Act as the result of total and permanent
    complete the blank.                                             disability.

                                                            (2) /X/ The Participant is receiving benefits under a disability income plan maintained by the Employer as a result of
                                                                    total and permanent disability.

                                                            (3) /X/ The Participant is determined by a physician chosen by the
                                                                    Plan Administrator to be totally and permanently disabled.

                                                            (4) / / Other: _______.

                                               COUNTING SERVICE

11. Choose A or B. If you choose A,           1.54       11. How Years of Service Will be Determined
    Service is based on actual time spent
    at work (or paid). If you choose B,                      A. /X/ Completed Hours of Service Method
    Employees receive credit whenever
    they are on the payroll, regardless of                   B. / / Elapsed Time Method
    the actual amount of service performed.

12. Complete this Section if you count        1.08       12. Computation Periods
    Hours of Service under the Completed
    Hours of Service method.                                 A. Eligibility Computation Period

 A. Choose (1) or (2). If you choose                            The Computation Period for determining when an Employee becomes
    (2), then you eliminate multiple                            an Eligible Employee begins on the Employee's Employment Date.
    Computation Periods after the first                         Subsequent Computation Periods shall begin --
    Computation Period, but Employees
    can accumulate 2                                            (1) / / On the anniversary of the Employment


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

    Years of Service for                    Date.
    eligibility purposes
    without the necessity        (2) /X/ On the first day of the Plan Year,
    of working 24 months.                starting with the Plan Year that
                                         includes the first anniversary of
                                         the Employment Date.


B.  Choose (1) or (2).        B. Vesting Computation Period
    If you choose (1),
    each Employee has an         The Computation Period that will be used
    individual Computation       to determine Years of Service for vesting
    Period.                      purposes begins --

                                 (1) / / On an Employee's Employment Date and
                                         anniversaries of that date.

                                 (2) /X/ On the first day of the Plan Year.
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                      ELIGIBILITY TO BECOME A PARTICIPANT

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
13. Choose A or B.        1.15   13. Eligible Employee

                                     A. An Eligible Employee is:

                                        (1) / / Any Employee of the Employer.

                                        (2) /X/ An Employee of the Employer
                                                 who meets all of the
                                                 requirements checked in (B)
                                                 and all of the requirements
                                                 checked in (C).

13B. Do not select an                B. Age and Service Requirements *
     Age requirement older
     than 21.                           (1) /X/ Age 18.

Effect on Entry Date:                   (2) / / __ Year(s) of Service
If you choose anything
other than Age 20-1/2                   (3) / / __ Month(s) of service
or younger and/or 6                     (regardless of the number of Hours
months of service or                    of Service performed)
less, you must choose
at least two Entry                      (4) /X/ Other: 1,000 Hours of Service.
Dates in Sec. 14.

* EMPLOYEES EMPLOYED BY
THE EMPLOYER AS OF
AUGUST 1, 1996 SHALL
ENTER THE PLAN AS OF
THAT DATE.
                                     C. Employment Status Requirements

                                        (1) / / Paid on an hourly basis
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                                (2) / / Not paid on an hourly basis

                                (3) / / Paid on a salaried basis

                                (4) / / Not paid on a salaried basis

                                (5) / / Represented for collective
                                        bargaining purposes by any bargaining
                                        unit for which retirement benefits have
                                        been the subject of good faith
                                        bargaining between any Employer and
                                        employee representatives

                                (6) / / Not represented for collective
                                        bargaining purposes by any bargaining
                                        unit for which retirement benefits have
                                        been the subject of good faith
                                        bargaining between any Employer and
                                        employee representatives

(7) If you choose (7),          (7) / / Not covered under any other qualified --
    select either (a),
    (b) or both.                    (a) / / profit sharing plan to which
                                            any Employer contributes

                                    (b) / / pension plan to which any
                                            Employer contributes

                                (8) / / Renders services at the
                                        following location or division or
                                        in the following positions:
                                        _________.

14. Choose A, B,   1.21     14. Entry Date
C, or D.
                                A. / / The first day of the Plan Year
                                       coinciding with or immediately following
                                       the date on which an Employee becomes an
                                       Eligible Employee.

                                B. / / The first day of the Plan Year
                                       or the first day of the seventh month of the Plan Year which coincides with or immediately follows the date on which an Employee becomes an Eligible Employee.



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
                                                              C. / / The first day of the Plan Year nearest the date on which an Employee becomes an Eligible Employee.

                                                              D. /X/ Other: The January 1, April 1, July 1 or October 1 which immediately follows the date on which an Employee becomes
                                                                     an Eligible Employee.

15A  Choose (1), (2) or (3).  If you         3.02         15. Employee Deferral Contributions
     chose (1), fill in the maximum
     percentage (not exceeding 25%).                          A. A Participant may elect to make Employee Deferral Contributions
     If you choose (2), fill in a                                to the Plan as follows:
     dollar amount (not exceeding the
     limit imposed by Section 402(g)                              (1) /X/ Up to 12% of the Member's Compensation.
     of the Internal Revenue Code).
     Note: Even if you do not choose                              (2) / / Up to $_____ per Plan Year.
     (3), Before-Tax Contributions
     are still subject to the limits                              (3) / / Up to the maximum amount permitted under the Plan.
     contained in the Plan.

  B. Specify the Election Period to which    1.14             B. Election Period means
     a Participant's election of Employee
     Deferral Contribution applies. If                            (1) / / The Plan Year
     you choose (2) or (3), complete the
     blanks.                                                      (2) / / The __ month period beginning on the first day of
                                                                          each _____________.

                                                                  (3) /X/ Other: The election period means the Plan Year.
                                                                          However, changes in deferral elections may
                                                                          also be made effective as of the beginning of each
                                                                          quarter (January 1, April 1, July 1 or October 1).

                                EMPLOYER NON-ELECTIVE AND MATCHING CONTRIBUTIONS

16. A. and B. Choose one of the schedules    7.01         16. Vesting
    listed in (1) through (7). If you
    required more than 1 Year of Service                      A. Non-elective Employer Contributions: The following vesting
    to participate, you must choose (1)                          schedule applies to the portion of a Participant's
    or (2). If you choose (7), complete                          Individual Account attributable to Non-Elective Employer
    the schedule using the percentages                           Contributions.
    not less generous than (5) or (6).
                                                                          Percentage Vested *
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
* EMPLOYEES EMPLOYED BY THE           Years of            (1)     (2)     (3)     (4)     (5)     (6)     (7)
EMPLOYER AS OF AUGUST 1, 1996         Service             / /     / /     / /     / /     / /     / /     /X/
SHALL BE IMMEDIATELY 100% VESTED
IN ALL BENEFITS UNDER THE PLAN.      Less than 1          100%     0       0       0       0       0       0%
                                          1                        0       0       0       0       0      20%
                                          2                      100%      0      20       0       0      40%
                                          3                              100%     40      20       0      60%
                                          4                                       60      40       0      80%
                                          5                                       80      60     100%    100%
                                          6                                      100%     80             100%
                                      7 OR MORE                                          100%            100%

                                                          B. Matching Contributions: The following vesting schedule applies to the portion of a Participant's Individual Account attributable to Matching Contributions.

                                                                           Percentage Vested *

                                      Years of            (1)     (2)     (3)     (4)     (5)     (6)     (7)
                                      Service             / /     / /     / /     / /     / /     / /     /X/

                                     Less than 1          100%     0       0       0       0       0       0%
                                          1                        0       0       0       0       0      20%
                                          2                      100%      0      20       0       0      40%
                                          3                              100%     40      20       0      60%
                                          4                                       60      40       0      80%
                                          5                                       80      60     100%    100%
                                          6                                      100%     80             100%
                                      7 OR MORE                                          100%            100%


16C. Choose (1) or (2).                                   C. In determining a Participant's nonforfeitable Individual Account balance, Years of Service prior to the existence of the Plan shall be disregarded.

                                                               (1)  / / Yes

                                                               (2)  /X/ No.


17. Choose either A or B. If you                      17. The following vesting schedule applies to the Plan for any
    choose A, complete the blank with                     Plan Year in which it is a Top-Heavy Plan:
    the appropriate number of Years
    of Service; this may not exceed                       A. / / 100% vesting after ___  (not to exceed 3)
    3. If you choose B, complete all                             Years of Services.
    of the blanks with the
    appropriate                                           B. / / ___% (not less than 20%) vesting after 2


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                                                        Years of Service.
percentages; do not exceed
the percentages indicated.                              ___% (not less than 40%)
                                                        vesting after 3 Years
                                                        of Service.
THE REGULAR VESTING SCHEDULES
INDICATED ABOVE WILL ALSO BE IN                         ___% (not less than 60%)
EFFECT FOR PLAN YEARS DURING                            vesting after 4 Years
WHICH THE PLAN IS TOP HEAVY.                            of Service.

                                                        ___% (not less than 80%)
                                                        vesting after 5 Years
                                                        of Service.

                                                        ___% vesting after 6
                                                        Years of Service.

18. Choose A or B.  If you         3.04          18. Matching Contributions
choose A, go to 19.
                                                     A. / / The Plan does not
                                                            provide for Matching
                                                            Contributions (go to
                                                            19).

If you choose B, choose a formula                    B. /X/ The Plan permits
in (1), (2) or (3).  If you                                 Matching
choose (2), specify the                                     Contributions.  The
percentage of Employee Deferral                             Matching Employer
Contributions which will be                                 Contribution is:
matched.  If you choose (3), specify
the percentages and amounts of the                      (1) /X/ An amount
Employee Deferral Contributions                             determined by the
which will be matched.                                      Employer.

                                                        (2) / / ___% of the sum
                                                            of the employee
                                                            Deferral
                                                            Contributions made
                                                            for Participants
                                                            during the Plan
                                                            Year.

                                                        (3) / / ___% of the sum
                                                            of the first ___% of
                                                            Compensation
                                                            contributed by each
                                                            Participant as an
                                                            Employee Deferral
                                                            Contribution for the
                                                            Plan Year, plus ___%
                                                            of the next ___%
                                                            of Compensation
                                                            contributed by each
                                                            Participant as an
                                                            Employee Deferral
                                                            Contribution for the
                                                            Plan Year.

C.  If you choose B, also choose                     C. In applying the formula
    (1), (2) or (3) (you may choose                     described in B for a
    both (2) and (3) as applicable).                    Plan Year, the
    If you choose (3), fill in the                      following Employee
    percentage.                                         Deferral Contributions
                                                        made for the Plan Year
                                                        shall be considered:

                                                        (1) / / All Employee
                                                                Deferral
                                                                Contributions.

                                                        (2) / / All Employee
                                                                Deferral
                                                                Contributions
                                                                not withdrawn or
                                                                distributed
                                                                during the Plan
                                                                Year.



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

                                             (3) /X/ All Employee Deferral
                                                     Contributions which do
                                                     not exceed 6% of the
                                                     contributing Participant's
                                                     Compensation.

D. If you choose B, Choose (1),           D. Matching Contributions will be
   (2), (3) or (4).  If you choose           allocated to the following
   (3) or (4), specify the Hours of          Participants
   Service necessary (not to
   exceed 1000) to receive an                (1) / / Each Participant who made
   allocation of Matching                            Employee Deferral
   Contributions for the Plan Year.                  Contributions for the Plan
   In addition, you may also                         Year.
   choose (5), if applicable.
                                             (2) / / Each Participant described
                                                     in (1) who is in the
                                                     service of the Employer
                                                     on the last day of the
                                                     Plan Year.

                                             (3) / / Each Participant described
                                                     in (1) who earned _____ or
                                                     more Hours of Service
                                                     during the Plan Year.

                                             (4) /X/ Each Participant described
                                                     in (1) who is in the
                                                     service of the Employer on
                                                     the last day of the Plan
                                                     Year and who completes
                                                     1,000 or more Hours of
                                                     Service during the Plan
                                                     Year.

                                             (5) /X/ Each Participant described
                                                     in (1) who dies, retires
                                                     or becomes disabled during
                                                     the Plan Year.

19. Complete A and if applicable,  3.03  19. Non-elective Employer Contributions
    B, C and D.
                                             A. The Plan provides for Non-
                                                elective Employer Contributions

                                                (1) / / No (go to 26)

                                                (2) /X/ Yes (go to B)

                                             B.  Participants for Whom Non-
                                                 Elective employer Contributions
                                                 are Made

(1) Choose (a), (b) or (c).  If                  (1) /X/ Basic Rules
you choose (b) or (c), insert the
number of Hours of Service that                      Non-Elective Employer
must be completed (not more than                     Contributions will be
1000).                                               made for these
                                                     Participants:

                                                     (a) Each Participant who
                                                         is in the



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
                                                service of the Employer on the
                                                last day of the Plan Year.

                                        (b) /X/ Each Participant who is in
                                                the service of the Employer
                                                on the last day of the Plan
                                                Year and who completed
                                                1,000 Hours of Service
                                                during the Plan Year.

                                        (c) / / Each Participant who completed
                                                _____, Hours of Service during
                                                the Plan Year.

(2) If you wish to make             (2) Non-elective Employer Contributions will
    Non-elective Employer               also be made for each Participant whose
    Contributions for                   service ended before the last day of the
    Participants described              Plan Year  because of death, disability
    in (a) and/or (b),                  or retirement.
    then check the
    appropriate box.                    (a) Yes

                                        (b) No

19C. Choose a formula               C. Non-elective Employer Contribution
     based on Net                      Formulas
     Profit in (1), a
     discretionary formula             The Non-elective Employer Contribution
     in (2), or choose                 for each Plan Year is:
     (3) and design your
     own formula.

(1) Choose (a) or (b);                 (1) / / Net Profit Formula: an amount,
    complete any blanks.                       not more than Net Profit, equal
                                               to $__________.

                                           (a) / / ___% of the Employer's
                                                   current Net Profit for
                                                   the Plan Year.

                                           (b) / / ___ of the Employer's
                                                   current Net Profit for the
                                                   Plan Year above $__________.

                                       (2) /X/ Discretionary Formula. The
                                               amount determined by the
                                               Employer.

                                       (3) / / Other: ______________.

19D Choose a formula                D. Allocation Formulas
    based on Compensation
    in (1) or choose (2)               As of the last day of the Plan Year, the
    and design your                    Non-elective Employer Contribution for
    own formula.                       the Plan Year is allocated among the
                                       Individual Accounts
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                                                   of the Participants
                                                   described in A in this
                                                   amount:

(1) If Non-elective Employer                       (1) Proportion Based on
    Contributions will be integrated                   Compensation
    with Social Security, choose (b).
                                                       (a) /X/ Compensation
                                                               (not Integrated)
                                                               A fraction of
                                                               the Non-elective
                                                               Employer
                                                               Contribution
                                                               based upon the
                                                               Participant's
                                                               total
                                                               Compensation.

(b) Choose (i), (ii) or (iii) and                      (b) / / Compensation
    fill in the applicable percentage                          (Integrated)
    or dollar amount.  (May not                                Choose the
    exceed the Taxable Wage Base).                             Plan's
                                                               integration level

                                                          (i) / /the Taxable
                                                                 Wage Base

                                                          (ii) / /___% (not
                                                                  more than
                                                                  100%) of
                                                                  the Taxable
                                                                  Wage Base

                                                          (iii) / /Compensation
                                                                   in excess of
                                                                   $_______ or
                                                                   the Taxable
                                                                   Wage Base,
                                                                   whichever is
                                                                   less

20. Choose A,B,C or D.  (Choose D          3.09     20. Forfeitures
    only if all Individual Accounts
    are 100% vested at all times.)                      Forfeitures will be:

                                                        A. /X/ Allocated among
                                                               Participants'
                                                               Individual
                                                               Accounts in the
                                                               same way as an
                                                               Non-Elective
                                                               Employer
                                                               Contribution

                                                        B. / / Applied to reduce
                                                               Non-Elective
                                                               Employer
                                                               Contributions

                                                        C. / / Allocated among
                                                               the Individual
                                                               accounts of the
                                                               Participants in
                                                               proportion to
                                                               their
                                                               Compensation

                                                        D. / / Not applicable

21. Choose A or B.  If you choose          3.02     21. Hardship Distributions
    B, complete (1) and  (2).
                                                        Hardship distributions
                                                        of Employee Deferral
                                                        Contributions:

                                                        A. / / Are not permitted

                                                        B. /X/ Are permitted



(1) Choose (a) or (b).                                  (1) The determination
                                                            of eligibility for a
                                                            distribution shall
                                                            be based

                                                            (a) /X/ only on the
                                                                    safe harbor
                                                                    condition
                                                                    specified
                                                                    in Section
                                                                    3.2(h).

                                                            (b) / / on the safe
                                                                    harbor
                                                                    conditions
                                                                    specified
                                                                    in 3.2(h),
                                                                    or on the
                                                                    Plan
                                                                    Administra-
                                                                    tor's
                                                                    determina-
                                                                    tion that a
                                                                    hardship
                                                                    exists.

(2) Choose (a) or (b).  If you                          (2) A distribution
choose (a), complete the dollar                             based on hardship
amount.                                                     must be at least
                                                            equal to:

                                                            (a) / / the lesser
                                                                    of $____ or
                                                                    100% of a
                                                                    Partici-
                                                                    pant's
                                                                    Individual
                                                                    Account
                                                                    attribu-
                                                                    table to
                                                                    Employee
                                                                    Deferral
                                                                    Contribu-
                                                                    tions.

                                                            (b) /X/ there is no
                                                                    minimum
                                                                    distribu-
                                                                    tion amount.

22. Choose A or B.  If you choose      Article X    22. Loans
A, complete the applicable
portions of Appendix A.                                 A. /X/ Loans are
                                                               permitted as
                                                               provided in
                                                               Article X of the
                                                               Plan and the loan
                                                               policies set
                                                               forth on Appendix
                                                               A.

                                                        B. / / Loans are not
                                                               permitted.

23. Fill in the applicable             1.51         23. Extra Valuation Dates
date(s).
                                                        In addition to the last
                                                        day of each Plan Year
                                                        and any other dates the
                                                        Plan Administrator
                                                        designates, each of the
                                                        following shall be a
                                                        Valuation Date: Daily.

24. Choose A or B.                  5.01            24. When Benefit Payments
                                                        begin for Disabled
                                                        Participants

                                                        Benefits payable to a
                                                        Disabled Participant
                                                        will begin as soon as
                                                        practicable after the
                                                        first day of the month
                                                        following:

                                                        A. / / The date the
                                                               Participant
                                                               becomes a
                                                               Disabled
                                                               Participant.


                                                   B. /X/ The expiration of
                                                           other employer-
                                                           provided
                                                           disability benefit
                                                           payments (to the
                                                           extent that such
                                                           other benefits
                                                           provide for an
                                                           offset based upon
                                                           any benefits payable
                                                           from the Plan).

25. Choose A or B.             5.03, 6.02,    25.  Immediate Distribution
                                 7.03(a)
                                                    Participant who retires or
                                                    otherwise terminates
                                                    employment, or the
                                                    Beneficiary of a deceased
                                                    Participant, may elect to
                                                    receive the distributable
                                                    portion of the Individual
                                                    Account Balance as soon as
                                                    practicable following the
                                                    date of termination.

                                                    A. /X/ Yes

                                                    B. / / No

                         ADDITIONAL ADOPTING EMPLOYERS




26. Any entities names shall be               26. In addition to the sponsor
    considered an employer under                  named in 2, the following
    the terms of the Plan, as of                  entities also adopt the Plan
    the Effective Date noted for                  and Trust as of the Effective
    such entity.  Hours of Service                Date noted for each such
    for such entity and Compensation              adopting entity:
    received from such entity on or
    after the Effective Date for                  A. Name of entity
    such entity will be considered                   Midwest Loan Services,
    Hours of Service and Compensation                Inc.
    under the terms of the Plan.
                                                     Address of entity
                                                     616 Sheldon Avenue
                                                     Houghton, MI 49931

                                                     Telephone (area code)
                                                     (906) 487-5870

                                                     Employer Identification
                                                     Number
                                                     38-3024363

                                                     Fiscal Year Ends on the
                                                     last day of December each
                                                     year.

                                                     Nature of business
                                                     Mortgage Servicing --
                                                     payments and collections

                                                     Form of Organization

                                                     (1) /X/ Corporation




                                                      (a) /X/  C Corporation
                                                      (b) / /  S Corporation

                                                 (2) / / a Partnership
                                                 (3) / / a Sole Proprietorship

                                                The Effective Date of this
                                                Adoption Agreement and the Plan
                                                and Trust Agreement (Plan) with
                                                respect to this entity shall be
                                                January 1, 1996.

                                                If the Plan is a restatement,
                                                the original Effective Date
                                                with respect to this entity
                                                was N/A.

                                            B.  Name of entity
                                                Varsity Funding Services LLC

                                                Address of entity
                                                33493 14 Mile Road
                                                Suite 20
                                                Farmington Hills, MI 48331

                                                Telephone (area code)
                                                (810) 661-9036

                                                Employer Identification Number
                                                38-3256452

                                                Fiscal Year Ends on the last
                                                day of December each year.

                                                Nature of business
                                                Buy and Sell Mortgages

                                                Form of Organization

                                                 (1) /X/ Corporation

                                                      (a) /X/ C Corporation
                                                      (b) / / S Corporation

                                                 (2) /X/ a Partnership

                                                 (3) / / a Sole Proprietorship

                                                The Effective Date of this
                                                Adoption Agreement and the
                                                Plan and Trust Agreement
                                                (Plan) with


                             respect to this entity shall be January 1, 1996.
                                                             ---------------

                             If the Plan is a restatement, the original
                             Effective Date with respect to this entity
                             was N/A.
                                 ---

                         C.  Name of entity
                             Varsity Mortgage LLC
                             --------------------

                             Address of entity
                             33493 14 Mile Road
                             ------------------
                             Suite 20
                             --------
                             Farmington Hills, MI 48331
                             --------------------------

                             Telephone (area code)
                             (810) 661-9036
                             --------------

                             Employer Identification Number
                             38-3276419.
                             ----------

                             Fiscal Year Ends on the last
                             day of December each year.
                                    --------

                             Nature of business
                             Buy and Sell Mortgages
                             ----------------------

                             Form of Organization

                             (1) /X/ Corporation

                                 (a) /X/ C Corporation
                                 (b) / / S Corporation

                             (2)  / / a Partnership

                             (3)  / / a Sole Proprietorship

                             The Effective Date of this
                             Adoption Agreement and the
                             Plan and Trust Agreement
                             (Plan) with respect to this
                             entity shall be January 1, 1996.
                                             ---------------

                             If the Plan is a restatement,
                             the original Effective Date
                             with respect to this entity was
                             N/A.
                             ---


                                    ADOPTION

By executing this Adoption Agreement, the Sponsor hereby establishes a salary reduction 401(k) profit sharing retirement plan and trust, and the Sponsor and each adopting Employer, now certify to the Trustee that it has secured legal and tax advice as to the effect of this Adoption Agreement and the Plan and Trust.

The Sponsor and each adopting Employer understand an application for a determination letter approving this Adoption Agreement and the Plan and Trust must be submitted to the appropriate District Director of the Internal Revenue Service.

                               SIGNATURE AND DATE

The Sponsor hereby agrees to be bound by all the terms and conditions of the Adoption Agreement and the Plan and Trust this 1st day of August, 1996.

                        UNIVERSITY BANK

                        By:  /s/ Mark Ouimet
                             --------------------------------------------------
                             (Signature of Sponsor's Authorized Representative)

                        Title: President - University Bank

The Trustee hereby accepts the Adoption Agreement and the Plan and Trust and agrees to act as Trustee this 1st day of August, 1996.



                        By: /s/ Mark Ouimet
                            ---------------------------------------------------
                        Title: President - University Bank

If additional adopting Employers are named in Section 26 such Employers agree to be bound by all the terms and conditions of the Adoption Agreement and the Plan and Trust, as evidenced by the signatures of such Employers' authorized representative(s) below:

                        MIDWEST LOAN SERVICES, INC.

                        By: /s/ Mark Ouimet
                            ---------------------------------------------------
                        Title: President - University Bank

                        Date: August 1, 1996


                        VARSITY FUNDING SERVICES LLC

                        By: /s/ Mark Ouimet
                            ---------------------------------------------------
                        Title: President - University Bank

                        Date: August 1, 1996


                        VARSITY MORTGAGE LLC

                        By: /s/ Mark Ouimet
                            ---------------------------------------------------
                        Title: President - University Bank

                        Date: August 1, 1996

                                   APPENDIX A
                            SPECIFIC LOAN PROVISIONS

The following provisions shall supplement or modify the provisions governing Participant loans in Article X of the Plan (attach additional pages, if necessary). To the extent not modified by this Appendix A, and to the extent any of the following items are left blank, the provisions of Article X shall continue to govern Participant loans. (Item 1 must be completed. Items 2 through 8 need to be completed only if the employer desires to supplement or modify provisions contained in Article X of the Plan.)

 1. Person or positions authorized to administer the Participant loan program:

      Mark Ouimet

 2.   Procedures for applying for loans:

     ___________________________________________________________________________

     ___________________________________________________________________________

 3.   Basis on which loans will be approved or denied:

     ___________________________________________________________________________

     ___________________________________________________________________________

 4. Limitations (if any) in addition to limits in Article X on the types and amounts of loans offered:

      Loans are only permitted for educational, housing or medical purposes. The Plan Administrator will determine whether a loan qualifies under this provision and his determination shall be final.

 5.   Procedures for determining reasonable rate of interest:

     ___________________________________________________________________________

     ___________________________________________________________________________

 6. Types of collateral (in addition to the maximum 50% of the Participant vested Accrued Benefit) which may secure a participant loan:

     ___________________________________________________________________________

     ___________________________________________________________________________

 7.   Additional events constituting default:

     ___________________________________________________________________________

 8. Additional steps that will be taken to preserve plan assets in the event of such default:

     ___________________________________________________________________________

                             FIRST AMENDMENT TO THE
                                UNIVERSITY BANK
                           401(k) PROFIT SHARING PLAN


      WHEREAS, effective January 1, 1996, University Bank, Midwest Loan Services, Inc., Varsity Funding Services LLC and Varsity Mortgage LLC (hereinafter collectively referred to as the Employer") established the University Bank 401(k) Profit Sharing Plan (hereinafter referred to as the "Plan"); and

      WHEREAS, the Employer wishes to amend the Plan to comply with Section 401(a)(17) of the Internal Revenue Code as amended by the Omnibus Budget Reconciliation Act of 1993 (OBRA '93), to comply with Section 401(a)(31) of the Internal Revenue Code and for other desired provision changes; and

      WHEREAS, to accomplish this, the Employer now wishes to adopt the provisions of the amendments contained in Revenue Procedures 94-13 and 93-12, as published by the Internal Revenue Service;

      NOW THEREFORE, effective January 1, 1996, the Employer hereby amends the Plan as follows:

   I.   Section 1.07(c) shall be added to the Plan to read as follows:

        In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (Determination Period) beginning in such calendar year. If a Determination Period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the Determination Period, and the denominator of which is 12.

        For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

        If Compensation for any prior Determination Period is taken into account in determining an employee's benefits accruing in the current Plan Year, the Compensation for that prior Determination Period is subject to the OBRA '93 annual compensation limit in effect for that prior Determination Period. For this purpose, for Determination Periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

   II. Section 4.01(a)(1) of the Plan shall be amended with the addition of the following at the end of the section:

        (C) "ADP" contributions shall not include Employee Deferral Contributions distributed pursuant to Section 4.07(a) of the Plan.

   III. Section 4.07(a) of the Plan shall be amended in its entirety to read as follows:

        (a) If, for any Limitation Year, an Excess Amount arises with respect to a Participant as a result of (i) a reasonable error in determining the amount of Employee Deferral Contributions, (ii) a reasonable error in estimating a Participant's annual Compensation, or (iii) through an allocation of forfeitures, or under such other facts and circumstances as the Secretary of the Treasury or his delegate finds justifies the availability of relief, any such Excess Amount will be disposed of as follows.

         (1) Any nondeductible voluntary employee contributions and any Net Gain thereon, to the extent they would reduce the Excess Amount, will be returned to the Participant.

         (2) Any Employee Deferral Contributions and any Net Gain thereon, to the extent that they would reduce the Excess Amount, will be returned to the Participant.

         (3) If, after the application of paragraphs (1) and (2), an Excess Amount still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the Excess Amount in the Participant's Individual Account will be used to reduce Employer Contributions (including any allocation of forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year if necessary.

         (4)  If, after the application of paragraphs (1), (2) and
              (3), an Excess Amount still exists, and the Participant is not covered by the Plan at the end of a Limitation Year, the Excess Amount will be held unallocated in a suspense account. The suspense account will be applied to reduce future Employer Contributions for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary.

         (5) If a suspense account is in existence at any time during a Limitation Year pursuant to the Section, it will not participate in the allocation of Net Gain or Net Loss for the Plan Year. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants' Individual Accounts before any Employer Contributions may be made to the Plan for that Limitation Year. Except to the extent provided under paragraphs (1) and (2). Excess Amounts may not be distributed to Participants or former Participants.

   IV.  Section 9.08 shall be added to the Plan to read as follows:

      (a) This Section 9.08 applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributees' election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

      (b)  Definitions:

           (1)  Eligible Rollover Distribution:

                An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

           (2)  Eligible Retirement Plan:

                An Eligible Retirement Plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the Distributees' Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the Surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

           (3)  Distributee:

                A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's Surviving Spouse and the Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are Distributees with regard to the interest of the Spouse or former Spouse.

           (4)  Direct Rollover:

                A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

      (c) If a distribution is one to which sections 401(a)(11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than 30 days after the notice required under section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

           (1) The Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

           (2) The Participant, after receiving the notice, affirmatively elects a distribution.

   V.   In all other respects, the Plan shall remain unchanged.

     IN WITNESS WHEREOF, the Employer and the Trustee affix their signatures on this 1st day of August, 1996.


                               UNIVERSITY BANK (EMPLOYER)

                               By:  /s/ Mark Ouimet
                                  ----------------------------------
                               Title:  President -  University Bank


                               MIDWEST LOAN SERVICES, INC. (EMPLOYER)

                               By:  /s/  Mark Ouimet
                                  ----------------------------------
                               Title:  President - University Bank


                               VARSITY FUNDING SERVICES LLC (EMPLOYER)

                               By:  /s/ Mark Ouimet
                                  ----------------------------------
                               Title:  President - University Bank


                               VARSITY MORTGAGE LLC (EMPLOYER)

                               By:  /s/ Mark Ouimet
                                  ----------------------------------
                               Title:  President - University Bank


                              (TRUSTEE)

                              /s/ Jodi Getting
                              -------------------------------------
                              Corporate Secretary
                              University Bank